Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Steve Cook, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. the quarterly report on Form 10-Q for the period ended May 31, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Western Standard Energy Corp.

July 16, 2012


/s/ Steve Cook
------------------------------------------------
Steve Cook
President, Secretary, Treasurer and Director
Principal Executive Officer, Principal Financial
Officer and Principal Accounting Officer

A signed original of this written statement required by Section 906 has been provided to Western Standard Energy Corp. and will be retained by Western Standard Energy Corp. and furnished to the Securities and Exchange Commission or its staff upon request.